Corporate Presentation, October 2019 TARGETING CANCER Exhibit 99.1

FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements (including within the meaning of §21E of the U.S. Securities Exchange Act of 1934, as amended, and § 27A of the U.S. Securities Act of 1933, as amended). Forward looking statements, which generally include statements regarding goals, plans, intentions and expectations, are based upon current beliefs and assumptions of Oncternal Therapeutics, Inc. (“Oncternal,” or the “Company”) and are not guarantees of future performance. Statements that are not historical facts are forward-looking statements, and include statements regarding the expected timing for achieving key milestones, including completing and announcing results of clinical trials of the Company’s product candidates, and the anticipated market potential, duration of patent coverage, and ability to obtain and maintain favorable regulatory designations for the Company’s product candidates and preclinical programs. All forward looking statements are subject to risks and uncertainties, which include, but are not limited to: risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; uncertainties associated with the clinical development and process for obtaining regulatory approval of Oncternal’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the risk that results seen in a case study of one patient may not predict the results seen in other patients in the clinical trial, including the possibility that there may not be additional complete or sustained responses from any other patients in the study; the risk that interim results of a clinical trial do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, as follow-up on the outcome of any particular patient continues, and as more patient data become available; the risk that unforeseen adverse reactions or side effects may occur in the course of developing and testing Oncternal’s product candidates; potential changes in the regulatory environment for developing and obtaining approval of product candidates and preclinical programs, which may result in delays or termination of development of such product candidates or preclinical programs, or unexpected costs in obtaining regulatory approvals; and the risk that Oncternal may be unable to obtain sufficient additional capital to continue to advance the development of its product candidates and preclinical programs. Except as required by applicable law, Oncternal undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements in this presentation are current only as of the date on which the statements were made. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by Oncternal, including its most recent Annual Report on Form 10-K, Form 10-K/A, Quarterly Report on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Cirmtuzumab, TK216 and Oncternal’s CAR-T targeting ROR-1 are investigational product candidates or preclinical programs that have not been approved by the U.S. Food and Drug Administration for any indication. © 2019 Oncternal Therapeutics, Inc. “ONCTERNAL” is a trademark of Oncternal Therapeutics, Inc.

Breakthrough Oncology Opportunities, Cutting Edge Science cirmtuzumab - ROR1 mAb in randomized Phase 2 Encouraging early efficacy and safety with ibrutinib in CLL Phase 1b in HER2 negative, metastatic breast cancer Potential in multiple ROR1 expressing tumors (TNBC, NSCLC) TK216 - Targeted ETS inhibitor in Phase 1 Objective response in patient with metastatic Ewing sarcoma Potential for targeting multiple ETS-driven tumors (AML, prostate) Multiple clinical data catalysts Clinical data updates expected over next three quarters CAR-T targeting ROR1 expected to reach clinic in 2020 EXPERIENCED MANAGEMENT AND FOUNDERS CAR-T

Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Approach Cirmtuzumab Chronic Lymphocytic Leukemia (CLL) Mantle Cell Lymphoma (MCL) Breast Cancer TK216 Ewing Sarcoma Acute Myeloid Lymphoma (AML) Prostate Cancer ROR1 CAR-T Heme Cancers Solid Tumors CAR-T targeting ROR1 ROR1 mAb Robust Pipeline, Multiple Product Candidates, Multiple Indications ETS oncoprotein inhibitor

CIRMTUZUMAB ROR1 monoclonal antibody

Cirmtuzumab: ROR1 Monoclonal Antibody

DEVELOPMENT STATUS

- Enrolling randomized Phase 2 in CLL in combination with ibrutinib
  - Phase 1 interim ORR 91.7% with CRs and encouraging safety profile
- Phase 1b trial ongoing in HER2^{neg} breast cancer
- CRs in ongoing Phase 1 in mantle cell lymphoma with ibrutinib

MECHANISM OF ACTION

- High-affinity humanized ROR1 monoclonal antibody
- Inhibits Wnt5a signaling
  - Decreased proliferation, invasion, metastasis, stemness

OPPORTUNITY

- Potential in multiple hematologic and solid cancers
- Supported by ~$16M non-dilutive CIRM grant
- Patent coverage through 2033



ROR1 = **R**eceptor tyrosine kinase-like **O**rphan **R**eceptor **1**
CIRM = California Institute for Regenerative Medicine

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ROR1 Overexpressed in Multiple Liquid and Solid Tumors

ONCTERNAL therapeutics™

Receptor
Tyrosine
Kinase-like
Orphan
Receptor 1



Ig
Cysteine-rich
Kringle
Tyrosine kinase
Ser/Thr
Proline rich

- ROR1, essential for fetal CNS development, is suppressed in adult life until reactivated as a survival factor by many different cancers
- Blocking ROR1 can overcome tumor resistance to therapy (e.g., EGFR inhibitors in lung adenocarcinoma models)

ROR1 Expression on Tumors

MCL	>95%
CLL	95%
Uterus	96%
Lymphoma	90%
Prostate	90%
Skin	89%
Pancreatic	83%
Adrenal	83%
Lung	77%
Breast	75%
Testicular	73%
Colon	57%
Ovarian	54%
Bladder	43%

ROR1 Signaling Pathway



Wnt5a
GDP
Rac1
RhoA
GDP
DOCK2
ARHGEF1
HSI
GTP
Rac1
RhoA
GTP
ARHGEF1
ROCK
PROLIFERATION, MIGRATION

In hematological cancers ROR1 is activated by Wnt5a, leading to increased proliferation, invasion and is associated with shorter patient survival

Zhang & Kipps 2012, AJP 181:1903
Yu, J. et al J Clin Invest. 2015
Wang OncLett 2019

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Cirmtuzumab – Anti-tumor ROR1 Antibody

- High affinity humanized monoclonal antibody
  - Biophysical properties support monthly dosing
- Binds important inhibitory epitope
  - Issued patent claim covering epitope
- No binding to normal adult tissues in GLP tissue cross-reactivity studies
- Biologically active and well tolerated in completed single agent Phase 1 study
- Synergistic with ibrutinib in preclinical studies
  - ROR1-Wnt5a pathway not inhibited by ibrutinib
  - Rationale for lead indication and ongoing clinical trial
- Synergistic with paclitaxel in breast cancer preclinical studies

Normal pancreas Pancreatic CA



ROR1 immunohistochemistry



Leukemia count (cells/spleen)
10^8
10^7
10^6
Cirmtuzumab 0 0 1 1 mg/kg
Ibrutinib 0 5 0 5 mg/kg

Choi 2015 ClinLyLeuk
Choi 2018 Cell Stem Cell
Yu 2017 Leukemia
Zhang 2019 PNAS

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Phase 1/2 Study of Cirmtuzumab and Ibrutinib in Patients with CLL and MCL

ONCTERNAL therapeutics™


CHRONIC LYMPHOCYTIC LEUKEMIA (CLL)


MANTLE CELL LYMPHOMA (MCL)

UNMET MEDICAL NEED:
While ibrutinib alone is active, there is a low Complete Response rate in previously treated patients with CLL & MCL:

- CLL CR <10%[1]
- MCL CR ~25%[2]

1 Byrd JC (2014) NEJM, Byrd JC (2013) NEJM, Farooqui MZ (2015) Lancet Oncology, O'Brien S (2016) Lancet Oncol
2 O'Brien (2018) JAMA Oncol

VALUE PROPOSITION:
Improve complete response rate and durability with minimal added toxicity

STUDY DESIGN

PART 1 (in CLL & MCL)	PART 2 (in CLL & MCL)	PART 3 (in CLL)
DOSE-FINDING COHORT • Cirmtuzumab at 2/4/8 & 16 mg/kg and 300 & 600 mg per dose • One month cirmtuzumab for biomarkers, then combination treatment	**DOSE CONFIRMING COHORT** • Confirm Recommended Dosing Regimen (RDR) of cirmtuzumab + ibrutinib	**RANDOMIZED EFFICACY** • Cirmtuzumab + ibrutinib vs ibrutinib • Primary endpoint: Complete Response rate • Part 3 open and enrolling CLL

CIRLL Study:

- **C**irmtuzumab and **I**brutinib targeting **R**OR1 for **L**eukemia and **L**ymphoma
- Data will determine whether to seek regulatory approval through accelerated approval pathway

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Adverse events typical for ibrutinib alone No dose limiting toxicities and no discontinuations due to cirmtuzumab Objective response rate of 91.7% for first 12 CLL patients treated in dose finding cohort1 1 confirmed complete response 2 clinical complete responses Recommended dosing regimen (RDR) selected 600 mg cirmtuzumab monthly + 420 mg ibrutinib daily Objective response rate of 100% at 12 weeks for first 9 CLL patients with evaluable disease treated with the RDR in dose confirming cohort2 No progressive disease observed Cirmtuzumab + Ibrutinib - Planned CLL Interim Analysis of Phase 1 Study ASCO 2019 presentation of interim data CIRLL study 12 patients with CLL evaluable for efficacy ages 57-86 median 2 prior therapies Cirmtuzumab dosing 2-16 mg/kg for 32-52 weeks Fixed dosing regimens of 300 mg & 600 mg per dose mAb tested RDR selected based on PK, PD and clinical data 1 - Choi, 2019 ASCO 2 - Company data CHRONIC LYMPHOCYTIC LEUKEMIA (CLL)

CIRLL Clinical Trial – Interim Data (Part 1) : Overall Response Rate of 91.7% in CLL Dose Finding Cohort Responses in the CLL cohort of 12 evaluable patients based on investigator assessments Choi, 2019 ASCO

CIRLL Clinical Trial – Interim Data (Part 1) : Confirmed Complete Response in Patient with Relapsed CLL BASELINE CIRMTUZUMAB + IBRUTINIB COMPLETE RESPONSE CIRLL Study (Part 1) Patient characteristics Negative prognostic feature: Del 11q Prior treatment chlorambucil, obinutuzumab Complete Response details Steady decrease in lymph node size to within normal limits by 9 months cirmtuzumab + ibrutinib Steady decrease in absolute lymphocyte count to within normal limits by 10 months cirmtuzumab + ibrutinib Bone marrow biopsy with no visible CLL by 10 months cirmtuzumab + ibrutinib Choi, 2019 ASCO

CIRLL Clinical Trial – Interim Data (Part 1) : Confirmed Complete Response in Patient with Relapsed MCL BASELINE CIRMTUZUMAB + IBRUTINIB COMPLETE RESPONSE Choi, 2019 ASCO CIRLL Study (Part 1) Patient characteristics Mantle cell lymphoma relapsed after high dose chemotherapy and stem cell transplant 9x7 cm mediastinal/ chest wall lesion Complete Response details Rapid clinical response with confirmed CR after 3 months cirmtuzumab + ibrutinib CR confirmed and durable at 6, 9 and 12+ months cirmtuzumab + ibrutinib

Opportunity in Multiple ROR1 Expressing Solid Tumors: Rationale for Cirmtuzumab Treatment of Breast Cancer

ONCTERNAL therapeutics™

High Unmet Medical Need

- 270,000 new breast cancer cases per year in the US
- 42,000 deaths per year
- Her2^{neg} and triple negative variants harder to treat

Scientific Rationale

- Patients with ROR1+ breast cancer have a worse prognosis

Strong Preclinical Data

- Cirmtuzumab + paclitaxel synergistic in preclinical models

ROR1 Expression is Associated with Higher Risk of Breast Cancer Relapse



100
80
60
40
% w/o Relapse
ROR1 Low
ROR1 Intermediate
ROR1 High
p<0.0001
0 20 40 60 80 100 120 140 160 180 200
Metastasis-free survival (months)

Cui 2013 Cancer Res

Cirmtuzumab Synergistic with Paclitaxel in TNBC PDX Xenograft Model



Control
Cirmtuzumab
Paclitaxel
Cirmtuzumab + paclitaxel
Tumor Size (cm3)
1.5
1.0
0.5
0
0 20 30 40 50 (Days)

No Tumor Take After Cirmtuzumab + Paclitaxel Treatment



2nd transplantation
Control (n=5)
Cirmtuzumab (n=5)
Paclitaxel (n=5)
Cirmtuzumab + paclitaxel (n=5)

Zhang 2016 CancerRes

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TK216 Targeted ETS Oncoprotein Inhibitor

TK216: Targeted ETS Oncoprotein Inhibitor

ONCTERNAL therapeutics™

DEVELOPMENT STATUS

- Moving toward expansion cohort, Phase 1 clinical trial in Ewing sarcoma, rare pediatric bone tumor
- Fast Track Status and Orphan Drug designation with FDA

MECHANISM OF ACTION

- Novel small molecule inhibitor of ETS family oncoproteins
- Epigenetic/transcriptome effect

OPPORTUNITY

- Fast to market potential in Ewing sarcoma
  - Potentially Pediatric Voucher eligible
- Significant market potential in AML and prostate cancer
- Patent coverage through 2037



ETS = **E**26 **T**ransformation-**S**pecific oncogene family

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ONCT Corporate Presentation 20191003

The ETS Family: Neglected Oncogenes

ONCTERNAL therapeutics™

ETS (E26 Transformation-Specific Oncogene) family proteins

- Critical transcription factors for embryonic development
- ETS oncogenes regulate many target genes implicated in cancer development and progression
- Dysregulation can occur through overexpression, gene fusion and modulation
- Abnormal, dysregulated ETS function can lead to increased proliferation, angiogenesis, invasion and metastasis

ETS Overexpression or Fusion Proteins Incorporating ETS Family Member in Multiple Tumors:

Ewing sarcoma*	98%
Prostate cancer*	55%
Diffuse Large B Cell Lymphoma	52%
Head & Neck cancer	33%
Acute Myeloid Leukemia*	30%
Breast cancer*	25%
Melanoma	25%
Ovarian cancer	23%
Lung cancer	21%
Glioblastoma multiforme	15%

Overexpression of FLI1, ERG, SPIB, ETV1, ETV4, ETV5, ETV6, ETS1, or ETS2
cBioportal for Cancer Genomics, The Cancer Genome Atlas (TCGA), RNA seq data
** Fusion protein identified*

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ONCT Corporate Presentation 20191003

TK216 MOA: Targeted Inhibition of Oncogenic Transcriptome

TK216 Inhibits Interaction of ETS Fusion Protein EWS/FLI1 with RNA Helicase A


ETS
family
(EWS/FLI1)
RNA
helicase A
(RHA)
+
ETS
family
bound by
TK216
Inactive
RNA
helicase A

Active heterodimer

Inactive monomers

In Ewing sarcoma, a key heterodimer forms the core of a transcriptome complex causing

- Activated oncogenes
- Inhibited tumor suppressors
- Abnormal RNA transcription
- Abnormal RNA splicing

TK216 was designed to disrupt the core heterodimer, resulting in

- Decreased oncogene expression
- Increased tumor suppressor function
- Improved transcription and splicing
- Apoptotic cell death

Erkizan 2009 Nature Medicine
Hong 2013 Oncotarget

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ONCT Corporate Presentation 20191003

ONCTERNAL therapeutics™

TK216 for Ewing Sarcoma


EWING
SARCOMA

HIGH UNMET NEED:

- Second most common pediatric bone tumor
- No standard second line treatment
- 10-15% 5-year survival in recurrent disease
- 30% 5-year survival metastatic disease
- Top ten NCI Moonshot Program target

VALUE PROPOSITION:

- Demonstrate antitumor activity in relapsed, refractory Ewing sarcoma with acceptable toxicity profile
- Fast Track and Orphan designations
- Potentially Pediatric Voucher eligible

Complete and partial responses of human Ewing sarcoma tumors in rat xenograft model


Tumor volume (cm³)
25
20
15
10
5
0
0
5
10
15
20
25
30
35
40
Time (days)
Controls
ETS inhibitors

Hong 2013 Oncotarget

Responding CD99+ human Ewing sarcoma tumors undergo apoptotic cell death in rat xenograft model


H&E staining
CD99 staining
Control
ETS inhibitor

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TK216 Clinical Development Status 3+3 Phase 1 clinical trial for patients with relapsed/refractory Ewing sarcoma Encouraging safety profile with no off-target toxicities observed (primarily manageable myelosuppression) Deep clinical response in heavily pretreated patient reported Additional results to be presented at 2019 CTOS conference Top Ewing sarcoma centers Memorial Sloan Kettering Cancer Center University of Colorado Texas Children’s Hospital Duke University UCLA MD Anderson Cancer Center Cleveland Clinic

TK216: Novel, First-in-Class Small Molecule Inhibitor of ETS-Family Oncoproteins Clinically Active Against Ewing Sarcoma

Baseline: Lung Nodule Feb 2019



After 2 cycles TK216: Resolved



Clinical Case Study:

- 19 year with progressive metastatic lung disease despite prior treatment with surgery, radiation, multiple chemotherapies, bevacizumab and pazopanib
- Multiple lung nodules resolved after 2 cycles TK216 alone, which was sustained at 6 months of treatment with the patient receiving planned TK216 plus vincristine after the 2nd cycle
- Final remaining residual tumor (<1cm, non-target lesion) was later surgically removed, leading to a surgical CR
- Treatment has been well-tolerated in this patient

Meyers, 2019 COG

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ONCT Corporate Presentation 20191003

TK216 Has Potential for Patients with AML



AML

SCIENTIFIC RATIONALE:

- ETS family overexpressed or fusion proteins in ~30% of AML cases[1]
- Multiple AML cell lines sensitive to killing by TK216, sensitivity proportional to ETS expression
- 21,000 new cases of AML per year with 25% 5-year survival



Probability of survival
1.0
0.8
0.6
0.4
0.2
0
p = 0.011
ERG low expression (n=63)
ERG high expression (n=21)
0 1 2 3 4 5 6 7 8
Years

ERG overexpression is correlated with poor AML survial[2]



Overall survival
1.0
0.8
0.6
0.4
0.2
0
p = 2e−06
ETS2 low expression (n=90)
ETS2 high expression (n=89)
0 20 40 60 80 100 120
Months

ETS2 overexpression is correlated with poor AML survial[3]

1 De Braekeleer 2012 LeukRes 36:945-61
2 Marcucci 2005 JCOncol 23:9234
3 Fu 2017 JTranslMed 15:159

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TK216 Has Potential for Patients with Prostate Cancer Prostate cancer sensitivity associated with an ETS-family fusion protein in human prostate cancer xenograft models Rahim 2014, PloS one: 9(12):e114260. PROSTATE CANCER SCIENTIFIC RATIONALE: 55% of men with advanced prostate cancer carry the ETS family fusion protein TMPRSS2-ERG, related to androgen resistance HIGH UNMET NEED: Incidence of metastatic prostate cancer increasing 32,000 deaths per year New treatments needed after failure of androgen antagonism and prior to chemotherapy ETS Fusion (LNCaP) No ETS Fusion (PC-3M)

CAR-T Program Targeting ROR1

ROR1 CAR-T: Overview DEVELOPMENT STATUS Preclinical data in hematologic and solid tumor models Utilizing cirmtuzumab scFv as targeting component Ready for process development and scale-up UCSD collaboration with non-dilutive financing from California Institute for Regenerative Medicine (CIRM) Planned Shanghai Pharma collaboration for manufacturing and clinical development OPPORTUNITY Selective targeting strategy applicable to multiple tumors with ROR1 expression Target initial human proof-of-concept in hematological cancers, then expansion into solid tumors

CAR-T Targeting ROR1 Designed to Avoid Common CAR-T Challenges Tumor Cirmtuzumab scFv ROR1 CAR-T targeting ROR1 Cirmtuzumab Emerging CAR-T Issues Increasing number of patient relapses following CAR-T therapy, frequently due to mutations or loss of the target antigen tumor (e.g. CD19), evading CAR-T efficacy Persistent CAR-T safety issues including deaths potentially related to activation by normal cells expressing the target antigen Potential ROR-1 CAR-T Advantages Advantages to Targeting ROR1 Potential for fewer antigen negative relapses ROR1 expression associated with aggressive tumor phenotype If a ROR1 mutation or antigen loss should occur, surviving cancer cells may be weakened or less aggressive Potential safety advantages Cirmtuzumab does not bind to normal human tissues in GLP tissue cross-reactivity studies

BUSINESS & FINANCIALS

Product Candidate Indication Preclinical Phase 1 Phase 2 Next Anticipated Milestone Cirmtuzumab Chronic Lymphocytic Leukemia (CLL) Mantle Cell Lymphoma (MCL) Breast Cancer TK216 Ewing Sarcoma Acute Myeloid Lymphoma (AML) Prostate Cancer ROR1 CAR-T Heme Cancers Solid Tumors Report Phase 1 data 4Q 2019 Report Phase 1 data 4Q 2019 Report Phase 1 data 4Q 2019 Report Phase 1 data 4Q 2019 Initiate study 2H 2020 Initiate IND enabling studies 2H 2020 Select candidate 1H 2020 Select candidate 2H 2020 Robust Pipeline: Upcoming Milestones

Ticker ONCT (Nasdaq) Cash & Cash Equivalents @ 6-30-19 Cash Runway through 2Q 2020 $28.5M Debt $0 Capitalization: Common Shares Outstanding Options Warrants Fully Diluted 15.4M 2.5M 0.8M 18.7M Non-Dilutive Support CIRM Grant for CIRLL Study Ibrutinib CTM for CIRLL Study ~$16M Expanded Supply Agreement Financial Information

Highly Experienced Oncternal Team Bill LaRue Director Gunnar Kaufmann, PhD CSO James Breitmeyer, MD, PhD CEO, Founder, Director Robert Wills, PhD Director Frank Hsu, MD, PhD CMO Charles Theuer Director Raj Krishnan PhD SVP, Manufacturing David Hale Co-founder, Board Chairman Igor Bilinsky CBO Daniel Kisner, MD Director Richard Vincent CFO Michael Carter, MD,Ch.B., F.R.C.P. Director

Breakthrough Oncology Opportunities, Cutting Edge Science cirmtuzumab - ROR1 mAb in randomized Phase 2 Encouraging early efficacy and safety with ibrutinib in CLL Phase 1b in HER2 negative, metastatic breast cancer Potential in multiple ROR1 expressing tumors (TNBC, NSCLC) TK216 - Targeted ETS inhibitor in Phase 1 Objective response in patient with metastatic Ewing sarcoma Potential for targeting multiple ETS-driven tumors (AML, prostate) Multiple clinical data catalysts Clinical data updates expected over next three quarters CAR-T targeting ROR1 expected to reach clinic in 2020 EXPERIENCED MANAGEMENT AND FOUNDERS CAR-T